Exhibit 99.1

WAYPOINT BANK	235 N. Second Street
Harrisburg, Pa 17101
Phone 717-909-2603
Fax 717-231-6186

News Release

FOR IMMEDIATE RELEASE
July 28, 2004

Contact:	Steve Gardner
Public Relations Manager
(717) 909-2603

Andrew S. Samuel Named President and COO of Waypoint Bank

     Harrisburg, PA— The promotion of Andrew S. Samuel to the position of President and Chief Operating Officer of Waypoint Bank was announced today by David E. Zuern, President and CEO of Waypoint Financial Corporation, the holding company for Waypoint Bank.

     Samuel, who succeeds Zuern as President of Waypoint Bank, most recently served as Senior Executive Vice President and Chief Banking Officer. In his expanded role, he will assume operating responsibility for all Waypoint Bank business units. Zuern remains Chairman and CEO of Waypoint Bank and President and CEO of Waypoint Financial Corporation. Charles C. Pearson, Jr. continues as Chairman of Waypoint Financial Corporation.

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Samuel Named President and COO/Add One

     In announcing the promotion, Zuern praised Samuel’s leadership of Waypoint’s core banking activities, which include Consumer banking, Corporate banking and the company’s Brokerage, Trust and Investment groups. “Waypoint’s core deposits, commercial and consumer loans and non-interest income have shown tremendous growth under Andrew’s guidance,” he said.

     Zuern added that Samuel’s expanded role includes integrating all Waypoint business lines in the upcoming merger with Sovereign Bank, which was announced in March and is expected to be completed by January of 2005.

     “Andrew has been a key member of our executive management team, and is well-prepared to lead the bank’s transition,” he said. “We’ll be counting heavily on his leadership, energy and management skills in the coming months as we move toward completion of the merger with Sovereign.”

     Sovereign Bank officials have announced that following completion of the merger with Waypoint, Samuel will become President and CEO of the Central Pennsylvania and Northern Maryland Division of Sovereign Bank. Zuern, who recently began a one-year term as Chairman of the Pennsylvania Bankers Association, will serve as Chairman of the new Sovereign Bank division through June of 2005.

     Samuel has spent the past 24 years in Central Pennsylvania. He is a graduate of Messiah College in Grantham and has worked in the region’s commercial banking industry for 20 years. An active community leader, he currently serves on the Board of Trustees at Messiah College and is a Board Member for the Whitaker Center for Science and the Arts, Leadership Harrisburg and the Central Pennsylvania Marketplace Network.

     “We look forward to combining our strong Waypoint franchise with Sovereign, a Pennsylvania-based company that shares the commitment to relationship building, exceptional customer service and local decision making that our customers expect,” said Samuel. “We are working with the leadership at Sovereign to ensure that this transition will be smooth for our customers.”

     Waypoint Bank is a $5.4 billion financial services organization with 66 branch offices located throughout Pennsylvania and Maryland. Waypoint provides a full range of financial services, including banking for retail, commercial, and small business customers; trust and investment; brokerage and insurance services.

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Note on Forward-Looking Statements

     Statements contained in this news release which are not historical facts are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Amounts herein could vary as a result of market and other factors. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Corporation with the Securities and Exchange Commission from time to time. Such forward-looking statements may be identified by the use of such words as “believe”, “expect”, “anticipate”, “should”, “planned”, “estimated”, and “potential”. Examples of forward-looking statements include, but are not limited to, estimates with respect to the financial condition, expected or anticipated revenue, results of operations and business of the Corporation that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting the Corporation’s operations, pricing, products and services.

     This filing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, results of operations and business of Waypoint Financial Corp. pending the merger of Waypoint with and into Sovereign that are subject to various factors which could cause actual results to differ materially from such projections or estimates. Such factors include, but are not limited to, the following: (1) the respective businesses of Seacoast Financial Services Corporation and Waypoint may not be combined successfully with Sovereign’s businesses, or such combinations may take longer to accomplish than expected; (2) expected cost savings from each of the mergers cannot be fully realized or realized within the expected timeframes; (3) operating costs, customer loss and business disruption following the mergers, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approval of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with government approval of the merger, (5) the stockholders of Waypoint may fail to approve the merger of Waypoint with and into Sovereign; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may adversely impact the expected financial benefits of the mergers, and compress margins and adversely affect net interest income; (8) the risks associated with continued diversification of assets and adverse changes to credit quality; (9) competitive pressures from other financial service companies in Seacoast’s, Waypoint’s and Sovereign’s markets may increase significantly; and (10) the risk of an economic slowdown that would adversely affect credit quality and loan originations. Other factors that may cause actual results to differ from forward-looking statements are described in Waypoint’s filings with the Securities and Exchange Commission. Waypoint does not undertake or intend to update any forward-looking statements.

     Sovereign and Waypoint are filing documents concerning the merger with the Securities and Exchange Commission, including a registration statement on Form S-4 containing a prospectus/proxy statement which will be distributed to shareholders of Waypoint. Investors are urged to read the registration statement and the proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Sovereign and Waypoint, free of charge on the SEC’s Internet site (http://www.sec.gov). In addition, documents filed by Sovereign with the SEC, including filings that will be incorporated by reference in the prospectus/proxy statement, can be obtained, without charge, by directing a request to Sovereign Bancorp, Inc., Investor Relations, 1130 Berkshire Boulevard, Wyomissing, Pennsylvania 19610 (Tel: 610-988-0300). In addition, documents filed by Waypoint with the SEC, including filings that will be incorporated by reference in the prospectus/proxy statement, can be obtained, without charge, by directing a request to Waypoint Financial Corp., 235 North Second Street, Harrisburg, Pennsylvania 17101, Attn: Richard C. Ruben, Executive Vice President and Corporate Secretary (Tel: 717-236-4041). Directors and executive officers of Waypoint may be deemed to be participants in the solicitation of proxies from the shareholders of Waypoint in connection with the merger. Information about the directors and executive officers of Waypoint and their ownership of Waypoint common stock is set forth in Waypoint’s proxy statement for its 2004 annual meeting of shareholders, as filed with the SEC on April 20,2004. Additional information regarding the interests of those participants may be obtained by reading the prospectus/proxy statement regarding the proposed merger transaction when it becomes available. INVESTORS SHOULD READ THE PROSPECTUS/PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.